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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2003

FOREST OIL CORPORATION
(Exact name of registrant as specified in charter)

New York	1-13515	25-0484900
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1600 Broadway, Suite 2200, Denver, Colorado 80202
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: 303.812.1400

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

Exhibit	Description
99.1	Forest Oil Corporation press release dated December 31, 2003, entitled "Forest Oil Closes Permian Acquisition."

Item 9. Regulation FD Disclosure.

        On December 31, 2003, we issued a press release announcing that we closed a previously announced Permian and South Texas property acquisition. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

        In accordance with General Instruction B.2. of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: January 5, 2004	By:	/s/ JOAN C. SONNEN Joan C. Sonnen Vice President—Controller and Chief Accounting Officer

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Forest Oil Corporation press release dated December 31, 2003, entitled "Forest Oil Closes Permian Acquisition."

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K